Exhibit 32.1

CERTIFICATION

PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Chen Junyan, the President and Chief Executive Officer of Asia Properties, Inc. hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge, the report on Form 10-Q/A of Asia Properties, Inc., for the quarterly period ended March 31, 2017, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in the report on Form 10-Q/A fairly presents in all material respects the financial condition and results of operations of Asia Properties, Inc.

Date: December 29, 2017

/s/ Chen Junyan
Chen Junyan
President and Chief Executive Officer